                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                   SIX-MONTH DIVIDEND HISTORY       6
                             ASSET ALLOCATION       6
                          COUPON DISTRIBUTION       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      32
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.81%           2.55%      2.56%
------------------------------------------------------------------------------
Six-month total return(2)                 0.48%           0.55%      1.81%
------------------------------------------------------------------------------
One-year total return(2)                  4.00%           3.96%      5.26%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.14%           5.01%      5.04%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.57%           4.33%(3)      N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.59%           4.39%(3)    4.31%
------------------------------------------------------------------------------
Commencement date                      06/16/86        11/05/91   05/10/93
------------------------------------------------------------------------------
Distribution rate(4)                      3.86%           3.45%      3.47%
------------------------------------------------------------------------------
SEC Yield(5)                              6.91%           6.53%      6.56%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (2.25% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended June 30, 2002. Had certain expenses of the Fund not been assumed by Van Kampen Asset Management Inc., total returns would have been lower and the SEC Yield would have been 6.72%, 6.33%, and 6.36% for Classes A, B, and C, respectively.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2002)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/02                                                                            0.0462
2/02                                                                            0.0400
3/02                                                                            0.0400
4/02                                                                            0.0400
5/02                                                                            0.0400
6/02                                                                            0.0400

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Treasury Notes/Bonds                                                       63.20%                             37.20%
Asset-Backed Securities                                                    11.30%                             13.70%
FNMA                                                                       10.20%                             17.10%
CMOs                                                                        9.70%                             21.20%
Corporate Bonds                                                             4.20%                              7.00%
GNMA                                                                        0.70%                              1.90%
ARMs                                                                        0.50%                              1.20%
FHLMC                                                                       0.20%                              0.70%

COUPON DISTRIBUTION

(as a percentage of long-term investments--June 30, 2002)

[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                   24.20%
6-6.9%                                                                           16.50%
7-7.9%                                                                            7.10%
8-8.9%                                                                            0.40%
9-9.9%                                                                            0.40%
10% or more                                                                      51.40%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; PAUL F. O'BRIEN, EXECUTIVE DIRECTOR; AND DAVID S. HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The high-grade bond market over
the past six months has been driven by two trends. The first of these involved a general preference among investors for lower-risk assets as the stock markets entered what appeared to be a third consecutive year of losses. Both equity and corporate bond volatility was heightened by a series of high-profile accounting scandals that served to undermine the investors' faith in publicly traded companies. As a result, they shifted their attention and assets to relatively lower-risk securities. High-grade bonds were the major beneficiary of this shift, with Treasury yields falling across the curve. Mortgage-backed securities performed even better than Treasuries as investors sought their above-Treasury yields and top-tier credit.

    The other major development was a continuation of the steepening of the yield curve that started in 2001. That trend only intensified in the first six months of 2002, with the spread between yields on the short and long ends significantly higher by the end of the period.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   For the six months ended June 30,
2002, the fund generated a total return of 2.81 percent. This reflects an increase in net asset value from $12.08 per share on December 31, 2001, to $12.17 per share on June 30, 2002.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0400 per Class A share translates to a distribution rate of 3.86 percent based on the fund's maximum offering price as of June 30, 2002.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 2.25 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index produced a total return of 2.24 percent, while the Merrill Lynch One- to Three-Year Treasury Index returned 2.05 percent. The Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index is an unmanaged, broad-based statistical composite of U.S. Government bonds. The Merrill Lynch One- to Three-Year Treasury Index is an unmanaged index of U.S. Treasury notes and bonds with maturities greater than one year and less than three years. These index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

A   The portfolio did well versus its
benchmark largely through asset allocation. We kept the fund overweighted in high-quality asset-backed and mortgage paper throughout the period. All of these sectors experienced favorable returns relative to Treasuries, and the fund benefited from its holdings there.

    Keep in mind that not all securities held by the fund performed favorably and there is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE PORTFOLIO?

A   The fund experienced significant
inflows during the period. We used that cash to add securities that we felt enhanced yield while maintaining a conservative interest-rate and credit-quality profile. For example, we increased the portfolio's holdings in Treasuries from 37 percent to more than 63 percent of the portfolio, while decreasing the fund's mortgage weighting from 42 percent to 21 percent. Our primary strategy within the mortgage market was to keep the portfolio well structured across coupons and maturities in order to maintain a reasonable sensitivity to current interest rates while attempting to protect the fund's yield. One of the ways we did this was to focus on discount coupons, which react more favorably to lower-interest-rate environments, and higher coupons where we felt the market had overreacted to the potential for fast prepayments. By buying these securities we hoped to capitalize on the market's tendency to over react. The strategy has also helped to maintain a degree of responsiveness to current interest rates.

    Regarding the higher-coupon mortgages, through rigorous quantitative analysis we identified several older securities with relatively high coupons that we believed were highly unlikely to experience prepayments as fast as what the market was anticipating. The holders of the underlying mortgages have had ample opportunity to prepay during the falling-interest-rate environment of recent years but, for one reason or another, have chosen not to. As a result, we believe that these bonds will continue to produce strong income with a low likelihood of that income being called away through prepayment.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND AND THE MARKETS IN THE COMING MONTHS?

A   While we are generally optimistic
on the prospects for the U.S. economy, we are somewhat cautious about the effect an economic recovery could have on the bond market. Treasury yields are currently on the low side by historical measures, and the yield curve is relatively steep. As a result, interest rates are likely to rise once the economic recovery gathers steam. Rising rates, coupled with a flattening yield curve, could make for an especially tricky market for mortgage investors. As always, we will closely monitor the market for pockets of opportunity as well as signs of risk.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CURRENT YIELD: The annual rate of return on a security, calculated by dividing the interest or dividends paid by the security's current market price.

FLIGHT TO QUALITY: The flow of funds toward potentially "safer" investments in times of marketplace uncertainty or fear.

INVESTMENT-GRADE BONDS: Generally, securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time-to-maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time-to-maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                     COUPON           MATURITY             VALUE
           CORPORATE BONDS  3.5%
$ 1,500    AIG Sunamer Global Finance,
           144A-Private Placement (a).....  5.200%          05/10/04          $  1,551,225
    845    Credit Suisse First Boston USA,
           Inc. ..........................  5.750           04/15/07               865,370
  1,095    General Electric Capital
           Corp. .........................  5.375           03/15/07             1,121,054
    405    Goldman Sachs Group, Inc. .....  7.625           08/17/05               444,152
    775    John Hancock Global Funding II,
           144A-Private Placement (a).....  5.625           06/27/06               794,717
    630    Marsh & McLennan Cos, Inc.,
           144A-Private Placement (a).....  5.375           03/15/07               647,036
    300    Monumental Global Funding II,
           144A-Private Placement (a).....  6.950           10/01/03               315,123
    225    Southwest Airlines Co. ........  5.496           11/01/06               230,403
  1,070    TIAA Global Mkts, Inc.,
           144A-Private Placement (a).....  5.000           03/01/07             1,083,894
                                                                              ------------
           TOTAL CORPORATE BONDS...........................................      7,052,974
                                                                              ------------

           ADJUSTABLE RATE MORTGAGE BACKED SECURITIES  0.4%
     39    Federal Home Loan Mortgage
           Corp. Non-Gold Pools...........  9.925           02/01/18                41,775
    709    Federal National Mortgage
           Association 30 Year Pools......  5.926           09/01/19               725,254
                                                                              ------------
           TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES................        767,029
                                                                              ------------

           ASSET BACKED SECURITIES  9.4%
    800    American Express Credit Account
           Master Trust...................  6.400           04/15/05               808,109
  1,200    BMW Vehicle Owner Trust........  4.460           05/25/07             1,219,936
  1,200    Capital Auto Receivables Asset
           Trust..........................  4.500           10/15/07             1,225,434
  1,150    Chase Manhattan Auto Owner
           Trust..........................  4.240           09/15/08             1,159,773
  1,050    Citibank Credit Card Issuance
           Trust..........................  4.400           05/15/07             1,066,571
  1,200    Daimler Chrysler Auto Trust....  4.490           10/06/08             1,224,388

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                     COUPON           MATURITY             VALUE
           ASSET BACKED SECURITIES (CONTINUED)
$   417    Daimler Chrysler Auto Trust....  6.820%          09/06/04          $    426,414
  1,250    Ford Credit Auto Owner Trust...  3.790           09/15/06             1,252,093
    700    Ford Credit Auto Owner Trust...  4.140           12/15/05               713,618
    400    Ford Credit Auto Owner Trust...  4.750           08/15/06               410,892
  1,200    Harley-Davidson Motorcycle
           Trust..........................  4.500           01/15/10             1,224,224
    774    Honda Auto Receivables Owner
           Trust..........................  2.760           02/18/04               776,427
    700    Honda Auto Receivables Owner
           Trust..........................  3.500           10/17/05               707,505
  1,375    Honda Auto Receivables Owner
           Trust..........................  4.490           09/17/07             1,398,119
  1,125    Household Automotive Trust.....  3.680           04/17/06             1,136,379
    239    MMCA Automobile Trust..........  7.000           06/15/04               242,506
  1,150    National City Auto Receivables
           Trust..........................  4.040           07/15/06             1,170,187
    600    Nissan Auto Receivables Owner
           Trust..........................  3.580           09/15/05               607,119
    950    Nissan Auto Receivables Owner
           Trust..........................  4.600           09/17/07               972,142
    225    Nissan Auto Receivables Owner
           Trust..........................  4.800           02/15/07               231,001
    600    Nordstrom Private Label Credit
           Card Master Trust, 144A-Private
           Placement (a)..................  4.820           04/15/10               605,362
    272    Peco Energy Transition Trust...  5.630           03/01/05               276,517
                                                                              ------------
           TOTAL ASSET BACKED SECURITIES...................................     18,854,716
                                                                              ------------

           COLLATERALIZED MORTGAGE OBLIGATIONS  8.1%
  6,352    Federal Home Loan Mortgage
           Corp. (REMIC)..................  5.500     04/15/15 to 05/15/18       6,526,248
    520    Federal Home Loan Mortgage
           Corp. (REMIC)..................  6.000           12/15/12               532,151
    347    Federal Home Loan Mortgage
           Corp. (REMIC)..................  6.500           03/15/29               354,352
  1,015    Federal Home Loan Mortgage
           Corp. (REMIC)..................  6.600           03/15/29             1,046,403
  2,865    Federal National Mortgage
           Association (REMIC)............  5.500     06/25/08 to 06/25/21       2,951,954

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                     COUPON           MATURITY             VALUE
           COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 2,000    Federal National Mortgage
           Association (REMIC)............  6.000%          04/25/13          $  2,040,206
    821    Federal National Mortgage
           Association (REMIC)............  6.700           08/17/02               826,570
  1,890    Government National Mortgage
           Association (REMIC)............  2.240           09/16/19             1,877,726
                                                                              ------------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................     16,155,610
                                                                              ------------

           MORTGAGE BACKED SECURITIES  9.3%
    366    Federal Home Loan Mortgage
           Corp. Non-Gold 30 Year Pools...  9.250           12/01/15               387,478
  6,740    Federal National Mortgage
           Association 30 Year Pools......  6.500     10/01/31 to 01/01/32       6,883,909
  8,682    Federal National Mortgage
           Association 30 Year Pools......  7.500     07/01/29 to 11/01/31       9,120,100
    601    Federal National Mortgage
           Association 30 Year Pools
           (FHA/VA).......................  8.500     05/01/21 to 04/01/25         653,636
    117    Federal National Mortgage
           Association 30 Year Pools......  9.500     07/01/11 to 04/01/20         129,625
    277    Federal National Mortgage
           Association 30 Year Pools...... 10.000           05/01/21               314,485
    666    Government National Mortgage
           Association 30 Year Pools......  7.500     06/15/28 to 08/15/28         704,697
     44    Government National Mortgage
           Association 30 Year Pools......  8.500     06/15/16 to 01/15/17          47,849
     88    Government National Mortgage
           Association 30 Year Pools......  9.500     03/15/16 to 01/15/19          98,687
    157    Government National Mortgage
           Association 30 Year Pools...... 10.000     03/15/16 to 04/15/19         177,135
     35    Government National Mortgage
           Association 30 Year Pools...... 10.500     05/15/13 to 02/15/18          40,307
    107    Government National Mortgage
           Association 30 Year Pools...... 11.000           11/15/18               125,056
                                                                              ------------
           TOTAL MORTGAGE BACKED SECURITIES................................     18,682,964
                                                                              ------------

           UNITED STATES TREASURY OBLIGATIONS  52.8%
 15,000    United States Treasury Bonds... 10.750           02/15/03            15,832,365
 14,400    United States Treasury Bonds... 10.750           05/15/03            15,509,794
    500    United States Treasury Bonds... 11.125           08/15/03               549,791

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                     COUPON           MATURITY             VALUE
           UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$27,300    United States Treasury Bonds
           (b)............................ 11.625%          11/15/02          $ 28,318,126
  5,000    United States Treasury Bonds... 11.625           11/15/04             5,965,430
 17,000    United States Treasury Bonds... 11.875           11/15/03            19,176,306
  4,500    United States Treasury Notes...  5.750           08/15/03             4,680,707
 10,000    United States Treasury Notes...  6.250           08/31/02            10,078,670
  3,425    United States Treasury Notes
           (b)............................  6.250           02/15/03             3,518,968
    785    United States Treasury Notes...  6.750           05/15/05               856,999
  1,175    United States Treasury Notes...  7.500           02/15/05             1,301,129
                                                                              ------------
           TOTAL UNITED STATES TREASURY OBLIGATIONS........................    105,788,285
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  83.5%
  (Cost $165,324,123)......................................................    167,301,578
                                                                              ------------

SHORT-TERM INVESTMENTS  2.1%
REPURCHASE AGREEMENT  1.8%
State Street Bank & Trust Co. ($3,623,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 06/28/02, to be sold
on 07/01/02 at $3,623,568).................................................      3,623,000
                                                                              ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.3%
United States Treasury Bill ($100,000 par, yielding 1.759%, 07/18/02
maturity)..................................................................         99,917
United States Treasury Bill ($400,000 par, yielding 1.891%, 10/17/02
maturity)..................................................................        397,744
                                                                              ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...................................        497,661
                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,120,661)........................................................      4,120,661
                                                                              ------------

TOTAL INVESTMENTS  85.6%
  (Cost $169,444,784)......................................................    171,422,239

OTHER ASSETS IN EXCESS OF LIABILITIES  14.4%...............................     28,746,752
                                                                              ------------

NET ASSETS 100.0%..........................................................   $200,168,991
                                                                              ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures and forward transactions.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs
REMIC--Real Estate Mortgage Investment Conduits

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $169,444,784).......................  $171,422,239
Cash........................................................    15,003,677
Receivables:
  Investments Sold..........................................     6,105,013
  Fund Shares Sold..........................................     5,757,491
  Interest..................................................     2,809,533
Forward Commitments.........................................       122,750
Other.......................................................       109,927
                                                              ------------
    Total Assets............................................   201,330,630
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       625,974
  Income Distributions......................................       200,936
  Distributor and Affiliates................................        93,220
  Investment Advisory Fee...................................        31,186
  Variation Margin on Futures...............................         8,860
Trustees' Deferred Compensation and Retirement Plans........       146,158
Accrued Expenses............................................        55,305
                                                              ------------
    Total Liabilities.......................................     1,161,639
                                                              ------------
NET ASSETS..................................................  $200,168,991
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $204,278,738
Net Unrealized Appreciation.................................     2,499,080
Accumulated Undistributed Net Investment Income.............    (2,142,849)
Accumulated Net Realized Loss...............................    (4,465,978)
                                                              ------------
NET ASSETS..................................................  $200,168,991
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $84,298,381 and 6,926,452 shares of
    beneficial interest issued and outstanding).............  $      12.17
    Maximum sales charge (2.25%* of offering price).........           .28
                                                              ------------
    Maximum offering price to public........................  $      12.45
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $75,203,111 and 6,128,273 shares of
    beneficial interest issued and outstanding).............  $      12.27
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,667,499 and 3,328,406 shares of
    beneficial interest issued and outstanding).............  $      12.22
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
  Interest..................................................  $2,654,727
                                                              ----------
EXPENSES:
  Distribution (12b-1) and Service Fees (Attributed to
    Classes A, B and C of $58,298, $193,196 and $104,991,
    respectively)...........................................     356,485
  Investment Advisory Fee...................................     333,435
  Shareholder Services......................................      68,582
  Custody...................................................      14,654
  Trustees' Fees and Related Expenses.......................      11,610
  Legal.....................................................       1,410
  Other.....................................................      94,783
                                                              ----------
    Total Expenses..........................................     880,959
    Investment Advisory Fee Reduction.......................     166,717
    Less Credits Earned on Cash Balances....................       3,714
                                                              ----------
    Net Expenses............................................     710,528
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,944,199
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   53,808
  Futures...................................................     377,963
  Forward Commitments.......................................     810,942
                                                              ----------
Net Realized Gain...........................................   1,242,713
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,211,231
                                                              ----------
  End of the Period:
    Investments.............................................   1,977,455
    Futures.................................................     398,875
    Forward Commitments.....................................     122,750
                                                              ----------
                                                               2,499,080
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,287,849
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,530,562
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,474,761
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  1,944,199        $  2,899,858
Net Realized Gain.................................      1,242,713             932,741
Net Unrealized Appreciation During the Period.....      1,287,849             911,124
                                                     ------------        ------------
Change in Net Assets from Operations..............      4,474,761           4,743,723
                                                     ------------        ------------

Distributions from Net Investment Income:
  Class A Shares..................................     (1,520,867)         (2,061,573)
  Class B Shares..................................     (1,080,462)         (1,487,525)
  Class C Shares..................................       (580,331)           (543,433)
                                                     ------------        ------------
Total Distributions...............................     (3,181,660)         (4,092,531)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................      1,293,101             651,192
                                                     ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    108,095,009         177,035,239
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      1,978,501           2,621,881
Cost of Shares Repurchased........................    (55,806,762)        (79,297,324)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     54,266,748         100,359,796
                                                     ------------        ------------
TOTAL INCREASE IN NET ASSETS......................     55,559,849         101,010,988
NET ASSETS:
Beginning of the Period...........................    144,609,142          43,598,154
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($2,142,849) and ($905,388), respectively)......   $200,168,991        $144,609,142
                                                     ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                     YEAR ENDED DECEMBER 31,
CLASS A SHARES                   JUNE 30,    ------------------------------------------------------
                                 2002 (A)    2001 (A) (B)   2000 (A)   1999 (A)   1998 (A)    1997
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $12.08        $11.91       $11.78     $12.16     $12.19    $12.15
                                  ------        ------       ------     ------     ------    ------
  Net Investment Income........      .16           .46          .73        .64        .68       .69
  Net Realized and Unrealized
    Gain/Loss..................      .18           .37          .10       (.38)      (.04)      .01
                                  ------        ------       ------     ------     ------    ------
Total from Investment
  Operations...................      .34           .83          .83        .26        .64       .70
Less Distributions from Net
  Investment Income............      .25           .66          .70        .64        .67       .66
                                  ------        ------       ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $12.17        $12.08       $11.91     $11.78     $12.16    $12.19
                                  ======        ======       ======     ======     ======    ======

Total Return* (c)..............    2.81%**       7.16%        7.25%      2.22%      5.40%     5.92%
Net Assets at End of the Period
  (In millions)................   $ 84.3        $ 65.6       $ 30.3     $ 37.0     $ 35.2    $ 39.4
Ratio of Expenses to Average
  Net Assets* (d)..............     .57%          .85%        1.13%      1.42%      1.42%     1.32%
Ratio of Net Investment Income
  to Average Net Assets*.......    2.59%         3.95%        6.26%      5.40%      5.61%     5.68%
Portfolio Turnover (Excludes
  Forward Purchase
  Commitments).................      74%**        134%         243%       153%       249%      175%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (d)...............     .77%         1.05%        1.33%      1.47%        N/A       N/A
Ratio of Net Investment Income
  to Average Net Assets........    2.39%         3.75%        6.06%      5.35%        N/A       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 4.73% to 3.95%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                      YEAR ENDED DECEMBER 31,
CLASS B SHARES                 JUNE 30,    --------------------------------------------------------
                               2002 (A)    2001 (A) (B)   2000 (A)   1999 (A)   1998 (A)   1997 (A)
                              ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $12.18        $11.98       $11.82     $12.20     $12.22     $12.17
                                ------        ------       ------     ------     ------     ------
  Net Investment Income......      .13           .41          .69        .55        .59        .60
  Net Realized and Unrealized
    Gain/Loss................      .18           .39          .08       (.38)      (.04)       .01
                                ------        ------       ------     ------     ------     ------
Total from Investment
  Operations.................      .31           .80          .77        .17        .55        .61
Less Distributions from Net
  Investment Income..........      .22           .60          .61        .55        .57        .56
                                ------        ------       ------     ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $12.27        $12.18       $11.98     $11.82     $12.20     $12.22
                                ======        ======       ======     ======     ======     ======

Total Return* (c)............    2.55%**       6.73%        6.79%      1.42%      4.65%      5.08%
Net Assets at End of the
  Period (In millions).......   $ 75.2        $ 52.5       $ 10.5     $  9.9     $ 12.4     $ 16.2
Ratio of Expenses to Average
  Net Assets* (d)............    1.07%         1.29%        1.57%      2.18%      2.19%      2.11%
Ratio of Net Investment
  Income to Average Net
  Assets*....................    2.12%         3.38%        5.82%      4.64%      4.82%      4.92%
Portfolio Turnover (Excludes
  Forward Purchase
  Commitments)...............      74%**        134%         243%       153%       249%       175%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (d).............    1.27%         1.49%        1.77%      2.23%        N/A        N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................    1.92%         3.18%        5.62%      4.59%        N/A        N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 4.16% to 3.38%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                     YEAR ENDED DECEMBER 31,
CLASS C SHARES                  JUNE 30,    ------------------------------------------------------
                                2002 (A)    2001 (A) (B)   2000 (A)   1999 (A)   1998 (A)    1997
                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $12.13        $11.95       $11.81     $12.18     $12.21    $12.16
                                 ------        ------       ------     ------     ------    ------
  Net Investment Income.......      .13           .37          .66        .55        .58       .60
  Net Realized and Unrealized
    Gain/Loss.................      .18           .42          .13       (.37)      (.03)      .01
                                 ------        ------       ------     ------     ------    ------
Total from Investment
  Operations..................      .31           .79          .79        .18        .55       .61
Less Distributions from Net
  Investment Income...........      .22           .61          .65        .55        .58       .56
                                 ------        ------       ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $12.22        $12.13       $11.95     $11.81     $12.18    $12.21
                                 ======        ======       ======     ======     ======    ======

Total Return* (c).............    2.56%**       7.02%        6.62%      1.54%      4.57%     5.17%
Net Assets at End of the
  Period (In millions)........   $ 40.7        $ 26.5       $  2.9     $  4.6     $  3.3    $  4.2
Ratio of Expenses to Average
  Net Assets* (d).............    1.07%         1.23%        1.57%      2.17%      2.19%     2.10%
Ratio of Net Investment Income
  to Average Net Assets*......    2.13%         3.13%        5.79%      4.65%      4.76%     4.92%
Portfolio Turnover (Excludes
  Forward Purchase
  Commitments)................      74%**        134%         243%       153%       249%      175%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (d)..............    1.27%         1.43%        1.77%      2.23%        N/A       N/A
Ratio of Net Investment Income
  to Average Net Assets.......    1.93%         2.93%        5.59%      4.60%        N/A       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 3.92% to 3.13%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of .75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .65% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities (including mortgage-related securities) issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C Shares commenced on November 5, 1991 and May 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities of a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $5,281,656 which will expire between December 31, 2002 and December 31, 2008. Of this amount, $3,201,410 will expire on December 31, 2002.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to straddle positions.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $171,744,688
                                                                ============
Gross tax unrealized appreciation...........................    $  1,105,918
Gross tax unrealized depreciation...........................      (1,428,367)
                                                                ------------
Net tax unrealized depreciation on investments..............    $   (322,449)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Fund's custody fee was reduced by $3,714 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .400%
Next $500 million...........................................       .375%
Over $1 billion.............................................       .350%

    For the six months ended June 30, 2002, the Adviser voluntarily waived $166,717 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2002, the Fund recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $14,600 representing Van Kampen Investments Inc.'s or its affiliates'

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

(collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $46,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $75,847 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

    At June 30, 2002, capital aggregated $91,943,859, $72,595,955 and
$39,738,924 for Classes A, B and C, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   4,340,165    $ 52,561,253
  Class B................................................   2,800,369      34,210,045
  Class C................................................   1,753,721      21,323,711
                                                           ----------    ------------
Total Sales..............................................   8,894,255    $108,095,009
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................      77,925    $    943,474
  Class B................................................      56,532         689,998
  Class C................................................      28,390         345,029
                                                           ----------    ------------
Total Dividend Reinvestment..............................     162,847    $  1,978,501
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,917,737)   $(35,326,666)
  Class B................................................  (1,042,612)    (12,718,145)
  Class C................................................    (638,686)     (7,761,951)
                                                           ----------    ------------
Total Repurchases........................................  (4,599,035)   $(55,806,762)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $73,765,798, $50,414,057 and
$25,832,135 for Classes A, B and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   7,029,503    $ 84,728,859
  Class B................................................   4,697,696      57,168,866
  Class C................................................   2,897,867      35,137,514
                                                           ----------    ------------
Total Sales..............................................  14,625,066    $177,035,239
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     117,639    $  1,419,359
  Class B................................................      74,880         911,249
  Class C................................................      24,001         291,273
                                                           ----------    ------------
Total Dividend Reinvestment..............................     216,520    $  2,621,881
                                                           ==========    ============
Repurchases:
  Class A................................................  (4,262,875)   $(51,258,380)
  Class B................................................  (1,332,215)    (16,206,138)
  Class C................................................    (977,011)    (11,832,806)
                                                           ----------    ------------
Total Repurchases........................................  (6,572,101)   $(79,297,324)
                                                           ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2002 and the year ended December 31, 2001, 54,994 and 62,879 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2002 and the year ended December 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

CDSC for Class B and C Shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   2.00%               .75%
Second...................................................   1.50%               None
Third....................................................   1.00%               None
Fourth...................................................    .50%               None
Fifth and Thereafter.....................................    None               None

    For the six months ended June 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $24,600 and CDSC on redeemed shares of approximately $114,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, excluding short-term investments and forward commitment transactions, were $184,352,244 and $105,637,327, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated to under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2002 were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2001............................        566
Futures Opened..............................................      1,702
Futures Closed..............................................     (1,850)
                                                                 ------
Outstanding at June 30, 2002................................        418
                                                                 ======

    The futures contracts outstanding as of June 30, 2002, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Notes 2-Year Futures September 2002 (Current
    Notional Value of $209,953 per contract)................     242         $ 553,883
  U.S. Treasury Notes 5-Year Futures September 2002 (Current
    Notional Value of $107,422 per contract)................      59            65,077
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures September 2002
    (Current Notional Value of $107,234 per contract).......     117          (220,085)
                                                                 ---         ---------
                                                                 418         $ 398,875
                                                                 ===         =========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The following forward commitment was outstanding as of June 30, 2002.

  PAR                                                                        UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
 (000)    DESCRIPTION                                           VALUE       DEPRECIATION
$29,100   FHLMC July Forward, 6.00%......................    $29,718,375      $122,750
                                                             -----------      --------

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to .15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

distribution and service fee of up to .65% of the average daily net assets attributable to such class of shares. Included in these fees for the six months ended June 30, 2002, are payments retained by Van Kampen of approximately $219,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $5,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIMITED MATURITY

GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
30, 130, 230                                                   Member NASD/SIPC.
LTMG SAR 8/02                                                    6940H02-AP-8/02